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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Vical Incorporated's previously filed Registration Statements Files No. 33-60826, No. 33-60824, No. 33-81602, No. 33-81600, No. 33-87972, No. 333-30181, No. 333-60293, No. 333-80681 and
No. 333-66254.



/s/ ARTHUR ANDERSEN LLP

San Diego, California
March 25, 2002